UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 16, 2012

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 921-8170

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2012, Intellinetics, Inc. (“Intellinetics”) and Alpharion Capital Partners (“Alpharion”) entered into a promissory note combination #2 extension agreement dated December 16, 2012, (the “Note Combination #2 Extension Agreement”) with an aggregate principal amount of $115,000 extending its due date until January 15, 2013, without changing any other terms. The Note Combination #3 Extension Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #3 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.1.

On December 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #3 extension agreement dated December 16, 2012, (the “Note Combination #3 Extension Agreement”) with an aggregate principal amount of $119,000 extending its due date until January15, 2013, without changing any other terms. The Note Combination #3 Extension Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #3 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.2.

On December 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #4 extension agreement dated December 16, 2012, (the “Note Combination #4 Extension Agreement”) with an aggregate principal amount of $111,500 extending its due date until January 15, 2013, without changing any other terms. The Note Combination #4 Extension Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #4 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.3.

On December 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #5 extension agreement dated December 16, 2012, (the “Note Combination #5 Extension Agreement”) with an aggregate principal amount of $50,000 extending its due date until January 15, 2013, without changing any other terms. The Note Combination #5 Extension Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #5 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.4.

On December 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #6 extension agreement dated December 16, 2012, (the “Note Combination #6 Extension Agreement”) with an aggregate principal amount of $94,000 extending its due date until January 15, 2013, without changing any other terms. The Note Combination #6 Extension Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #6 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.5.

On December 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #7 extension agreement dated December 16, 2012, (the “Note Combination #7 Extension Agreement”) with an aggregate principal amount of $131,500 extending its due date until January 15, 2013, without changing any other terms. The Note Combination #6 Extension Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #6 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.6.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 16, 2012, Intellinetics and Alpharion entered into the Note Combination #2 Extension Agreement. The terms of the Note Combination #2 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 16, 2012, Intellinetics and Alpharion entered into the Note Combination #3 Extension Agreement . The terms of the Note Combination #3 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 16, 2012, Intellinetics and Alpharion entered into the Note Combination #4 Extension Agreement. The terms of the Note Combination #4 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 16, 2012, Intellinetics and Alpharion entered into the Note Combination #5 Extension Agreement. The terms of the Note Combination #5 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 16, 2012, Intellinetics and Alpharion entered into the Note Combination #6 Extension Agreement. The terms of the Note Combination #6 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 16, 2012, Intellinetics and Alpharion entered into the Note Combination #7 Extension Agreement. The terms of the Note Combination #7 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	December 16, 2012 Note Combination #2 Extension Agreement between Alpharion and Intellinetics.
10.2*	December 16, 2012 Note Combination #3 Extension Agreement between Alpharion and Intellinetics.
10.3*	December 16, 2012 Note Combination #4 Extension Agreement between Alpharion and Intellinetics.
10.4*	December 16, 2012 Note Combination #5 Extension Agreement between Alpharion and Intellinetics.
10.5*	December 16, 2012 Note Combination #6 Extension Agreement between Alpharion and Intellinetics.
10.6*	December 16, 2012 Note Combination #7 Extension Agreement between Alpharion and Intellinetics.

* To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2012

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	December 16, 2012 Note Combination #2 Extension Agreement between Alpharion and Intellinetics.
10.2*	December 16, 2012 Note Combination #3 Extension Agreement between Alpharion and Intellinetics.
10.3*	December 16, 2012 Note Combination #4 Extension Agreement between Alpharion and Intellinetics.
10.4*	December 16, 2012 Note Combination #5 Extension Agreement between Alpharion and Intellinetics.
10.5*	December 16, 2012 Note Combination #6 Extension Agreement between Alpharion and Intellinetics.
10.6*	December 16, 2012 Note Combination #7 Extension Agreement between Alpharion and Intellinetics.

* To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2012.